Section 16 Limited Power of Attorney

 I, Harry Silverglide, in my capacity as an officer and/or director of Extreme Networks, Inc. (the "Company") hereby constitute and appoint each of William Slakey, Rebecca Guerra, Megan Buckley, J. Howard Clowes

and Elizabeth O'Callahan, individually and with full power of substitution, my true and lawful attorney-in-fact, in my name and on my behalf to,:

(1) prepare, execute and submit to the U.S. Securities and Exchange

Commission (the "SEC") a Form ID, including amendments thereto,

and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities

Exchange Act of 1934 or any rule or regulation of the SEC;

(2) execute Forms 3, 4, and 5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules thereunder;

(3)  do and perform any and all acts which may be necessary or desirable to complete and execute any such Form 3, 4, or 5,

complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

 I hereby grant to each such attorney-in-fact the full power and authority to do and perform any and every act requisite, necessary,

or proper to be done in the exercise of any of the rights and powers granted herein, as fully to all intents and purposes as I might do if personally present.  I hereby ratify and confirm all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers granted herein.

I hereby acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until I am no longer required to file Forms 3, 4, and 5 with respect to my holdings of and transactions in securities issued by the

Company, unless earlier revoked in a signed writing delivered to the VP General Counsel of the Company.

 IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 26 day of May, 2004.

Signature: /s/ Harry Silverglide

Print Name:  Harry Silverglide